                                                                    EXHIBIT 23.1

                 CONSENT OF INDEPENDENT CHARTERED ACCOUNTANTS

We consent to the reference to our firm under the captions "Experts" and "Business of Lumonics--Selected Financial Data", and to the use of our report dated February 9, 1998 in the Registration Statement on Form S-4, and related Prospectus of Lumonics Inc.

                                                    /s/ Ernst & Young

                                                    Chartered Accountants
Ottawa, Canada
January 28, 1999